UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 24, 2003




                              ALBEMARLE CORPORATION
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)



              Virginia                  1-12658           54-1692118
              --------                  -------           ----------
             (State or Other         (Commission        (IRS Employer
              Jurisdiction of         File Number)       Identification No.)
              Incorporation)



               330 South Fourth Street, Richmond, Virginia 23219
               -------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code - (804) 788-6000
                Registrant's website address: www.albemarle.com


       Former name or former address, if changed since last report - N/A


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Item 5  Other Events and Regulation FD Disclosure.

         On July 24, 2003, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1.



         Exhibit

            99.1     Albemarle Corporation press release dated July 24, 2003.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


Date: July 24, 2003                                  ALBEMARLE CORPORATION



                                                     /s/ ROBERT G. KIRCHHOEFER
                                                     ------------------------
                                                       Robert G. Kirchhoefer
                                                        Treasurer and Chief
                                                        Accounting Officer

                                                   EXHIBIT INDEX

Exhibit No.

      99.1          Albemarle Corporation press release dated July 24, 2003.